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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 ____________

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 JUNE 27, 2000

               Date of Report (Date of earliest event reported)


                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.

              (Exact name of registrant as specified in charter)



       DELAWARE                   0-19277                        1-3317783
      ----------                 ---------                      ----------
     (State or other      (Commission File Number)  (IRS Employer Identification
     jurisdiction of                                          Number)
     incorporation)

                       HARTFORD PLAZA
                    HARTFORD, CONNECTICUT                           06115
                   -----------------------                          ------
          (Address of principal executive offices)                (Zip Code)


                                (860) 547-5000
                             _____________________

             (Registrant's telephone number, including area code)

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                 The Hartford Financial Services Group, Inc.
                          Current Report on Form 8-K


Item 5.   Other Events.

          On June 27, 2000, The Hartford Financial Services Group, Inc. (the "Company") issued a press release announcing that the merger of HLI Acquisition, Inc., a wholly owned subsidiary of the Company, with and into Hartford Life, Inc. ("Hartford Life"), had been completed as of June 27, 2000. The holders of shares of Hartford Life Class A Common Stock will receive $50.50 in cash in exchange for their shares. A copy of the press release is attached hereto as Exhibit 99.01 and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)    Not applicable.

          (b)    Not applicable.

          (c)    Exhibits

                 Exhibit No.  Description

                   99.01 Press Release of The Hartford Financial Services Group Inc. dated June 27, 2000.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 27, 2000

                                         THE HARTFORD FINANCIAL
                                         SERVICES GROUP, INC.

                                         By: /s/ Michael O'Halloran
                                             ----------------------------
                                             Name:  Michael O'Halloran
                                             Title: Senior Vice President and
                                                    Director of Corporate Law


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                                                                 Exhibit 99.01

                                 HARTFORD FINANCIAL SERVICES GROUP, INC. [LOGO]



                         THE HARTFORD COMPLETES MERGER
                               OF HARTFORD LIFE

HARTFORD, Conn. - The Hartford Financial Services Group Inc. (NYSE: HIG) today announced the completion of the merger of Hartford Life, Inc. (NYSE: HLI). As a result of the merger, Hartford Life is now a wholly owned subsidiary of The Hartford and will constitute its Worldwide Life operations.

          All Hartford Life stockholders (other than The Hartford and its subsidiaries) whose shares of Hartford Life Class A Common Stock were not purchased in the tender offer will receive the same $50.50 per share in cash. Hartford Life stockholders who did not tender their shares will receive materials advising them of the merger and payment process shortly.

          The Hartford is one of the nation's largest insurance and financial services companies, with 1999 revenues of $13.5 billion. As of March 31, 2000, The Hartford had assets of $172.4 billion and shareholders' equity of $5.7 billion. The company is a leading provider of investment products, life insurance and employee benefits; automobile and homeowners products; commercial property and casualty insurance; and reinsurance.

        The Hartford's Internet address is http://www.thehartford.com.
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